 EX‑33.7

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MANAGEMENT’S ASSESSMENT OF COMPLIANCE WITH APPLICABLE SERVICING CRITERIA PURSUANT TO ITEM 1122 OF REGULATION AB

Management of Berkeley Point Capital LLC (“BPC”) is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to its role in the servicing of commercial mortgage-backed securities transactions conducted by BPC (the “Platform”) as of and for the year ended December 31, 2016 (the “Reporting Period”).  Appendix A identifies the individual asset-backed transactions and securities defined by management as constituting the Platform.

BPC’s management has assessed BPC’s compliance with the applicable servicing criteria during the Reporting Period.  In making this assessment,  management used the criteria set forth by the Securities and Exchange Commission (“SEC”) in paragraph (d) of Item 1122 of Regulation AB, excluding the criteria set forth in Appendix B, which management has determined are not applicable to the servicing activities it performs with respect to the Platform.

With respect to applicable servicing criteria identified in Appendix C, there were no activities performed for the Reporting Period with respect to the Platform, because there was no occurrence of events that would require BPC to perform such activities.

With respect to servicing criteria 1122(d)(1)(v), 1122(d)(2)(vi) and 1122(d)(2)(vii), management has engaged Midland Loan Services, a division of PNC Bank, National Association (“Midland”) to perform the activities required by these servicing criteria.  BPC’s management has determined that Midland is not a “servicer” as defined in Item 1101(j) of Regulation AB, and BPC’s management has elected to take responsibility for assessing compliance with the servicing criteria applicable to Midland as permitted by the SEC’s Compliance and Disclosure Interpretation (“C&DI”) 200.06, Vendors Engaged by Servicers (C&DI 200.06) (formerly SEC Regulation AB Manual of Publicly Available Telephone Interpretations, 17.06).  Management has policies and procedures in place designed to provide reasonable assurance that Midland’s activities comply in all material respects with the servicing criteria applicable to Midland.  BPC has not identified and is not aware of any material instances of noncompliance by Midland with the applicable servicing criteria during the Reporting Period, with respect to the Platform taken as a whole, nor has it identified any material deficiencies in its policies and procedures to monitor the compliance by Midland with the applicable servicing criteria during the Reporting Period with respect to the Platform taken as a whole.  BPC is solely responsible for determining that it meets the SEC requirements to apply C&DI 200.06 for Midland and the related criteria.

BPC’s management has determined that servicing criterion 1122(d)(1)(v) is applicable to the activities BPC performs with respect to the Platform for all transactions and securities in the Platform, including those issued on or before November 23, 2015 for which compliance was previously assessed under other servicing criteria, as applicable, for the assessment period as of and for the year ended December 31, 2016.

Based on such assessment, management believes that with respect to the Reporting Period, BPC has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB of the SEC, including servicing criteria 1122(d)(1)(v), 1122(d)(2)(vi) and 1122(d)(2)(vii) for which compliance is determined based on C&DI 200.06 as described above relating to its role in the servicing of the Platform.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to management’s assessment of compliance with the applicable servicing criteria with respect to the Reporting Period.

By Berkeley Point Capital LLC

/s/ Ellen Miller

Ellen Miller

Managing Director, Head of Servicing

Date 2/22/2017

/s/ Ronald Steffenino

Ronald Steffenino

Senior Managing Director

Date 2/22/2017

/s/ Ira Strassberg

Ira Strassberg

Chief Financial Officer

Date 2/22/2017

berkeley point capital llc

one beacon street • 14th floor • boston, ma 02108

(p) 877-526-3562 • www.berkpoint.com

Appendix A to Management’s Assessment

List of Loans for the Commercial Mortgage-Backed Securities constituting the “Platform”

Loan #	Primary Borrower	Primary Collateral	Securitization
201414364	Marble Cliff Commons Apartments LLC	Marble Cliff Commons	COMM 2014-CCRE 17 Mortgage Trust Commercial Mortgage Pass-Through Certificates
201414099	YTC Butterfield Owner LLC	Yorktown Center	Commercial Mortgage Pass-Through Certificates Series 2014-FL1
201414268	WC 717 N Harwood Properties LLC	717 North Harwood	Commercial Mortgage Pass-Through Certificates Series 2014-FL1
201416328	BOT, LLC	Library Lofts West	COMM 2014-UBS4 Mortgage Trust Commercial Mortgage Pass-Through Certificates
201416895	Pasadena East Office Investors LP	2700 East Foothill	COMM 2014-UBS4 Mortgage Trust Commercial Mortgage Pass-Through Certificates
201416006	Sunroad Centrum Office One Partners, LP	Bridgepoint Tower	COMM 2014-CCRE19 Mortgage Trust Commercial Mortgage Pass-Through Certificates
201416709	Millpond Village Apartments, II, LLC	Millpond Village Apartments	Commercial Mortgage Pass-Through Certificates Series 2014-GC24
201417736	Towne Independent Living, LLC	Towne Village	COMM 2014-CCRE20 Mortgage Trust Commercial Mortgage Pass-Through Certificates
201418750	ST Mall Owner, LLC	South Towne Center	Commercial Mortgage Pass-Through Certificates Series 2014-FL2
201416474	29th Street Hotel Owner LLC	Hotel Martha Washington	Commercial Mortgage Pass-Through Certificates Series 2014-FL2
201409550	KRE Colonie Owner, LLC	Colonie Center	Commercial Mortgage Pass-Through Certificates Series 2014-FL2
201416542	Curtis Center TIC I, LLC	The Curtis Center	Commercial Mortgage Pass-Through Certificates Series 2014-FL2
201518310	Candlewood Lake Plaza, LLC.	Candlewood Lake Plaza	COMM 2015-LC19 Mortgage Trust Commercial Mortgage Pass-Through Certificates
201418799	Canoga Office Investors LP	5950 Canoga Avenue	Commercial Mortgage Pass-Through Certificates Series 2015-GC28
201417076	Chestnut Oaks Land, Inc.	Chestnut Oaks Condominium	Commercial Mortgage Pass-Through Certificates Series 2015-GC28
201521700	Stony Brook Management, LLC.	Stony Brook MHP	Commercial Mortgage Pass-Through Certificates Series 2015-GC30
201521697	North View Manor, LLC.	North View Manor MHP	Commercial Mortgage Pass-Through Certificates Series 2015-GC30
201520588	Stonegate Apartments, LLC.	Stonegate Apartments	Commercial Mortgage Pass-Through Certificates Series 2015-CCRE23
201519159	College Station Apartments, LLC.	College Station & The Polos	Commercial Mortgage Pass-Through Certificates Series 2015-CCRE23
201521177	Mayfield NM, LLC	Luxe Villas	Commercial Mortgage Pass-Through Certificates Series 2015-CCRE23
201521698	The Pines at West Penn, LLC.	Pines at West Penn MHP	Commercial Mortgage Pass-Through Certificates Series 2015-LC21
201521695	Indian Run Village, LLC.	Indian Run Village MHP	Commercial Mortgage Pass-Through Certificates Series 2015-LC21
211521998	Eden Roc, LLLP.	Eden Roc	COMM 2015-CCRE24 Mortgage Trust Commercial Mortgage Pass-Through Certificates
221521998	Eden Roc, LLLP.	Eden Roc A2	COMM 2015-CCRE24 Mortgage Trust Commercial Mortgage Pass-Through Certificates
231521998	Eden Roc, LLLP.	Eden Roc A3	COMM 2015-CCRE24 Mortgage Trust Commercial Mortgage Pass-Through Certificates
241521998	Eden Roc, LLLP.	Eden Roc A4	COMM 2015-CCRE24 Mortgage Trust Commercial Mortgage Pass-Through Certificates
201523536	Newberry Estates Management, LLC.	Newberry Estates MHP	COMM 2015-CCRE26 Mortgage Trust Commercial Mortgage Pass-Through Certificates
201521902	Clan Keith Real Estate Investments, LLC.	Leisure Lake MHP	COMM 2015-CCRE26 Mortgage Trust Commercial Mortgage Pass-Through Certificates
201519207	EIP HOLLISTON, LLC.	89 Cross Street	COMM 2015-CCRE26 Mortgage Trust Commercial Mortgage Pass-Through Certificates
201523541	Cedar Manor Management, LLC.	Cedar Manor MHP	COMM 2015 CCRE27 Mortgage Trust Commercial Mortgage Pass-Through Certificates
201523532	Brookhaven MHP Management, LLC.	Brookhaven MHP	COMM 2015 CCRE27 Mortgage Trust Commercial Mortgage Pass-Through Certificates
211523066	NMS 1539, LLC.	Luxe at 1539 A1	COMM 2015 CCRE27 Morgtage Trust Commercial Mortgage Pass-Through Certificates
221523066	NMS 1539, LLC.	Luxe at 1539 A2	CFCRE 2016-C3 Mortgage Trust Commercial Mortgage Pass-through Certificates, Series 2016-C3
231523066	NMS 1539, LLC.	Luxe at 1539 A3	CFCRE 2016-C4 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C4
211521599	Hualalai Investors, LLC.	Four Seasons Hualalai A1	GSCCRE Commercial Mortgage Trust 2015-HULA Commercial Mortgage Pass-Through Certificates, Series 2015-HULA
231521599	Hualalai Investors, LLC.	Four Seasons Hualalai A2	GSCCRE Commercial Mortgage Trust 2015-HULA Commercial Mortgage Pass-Through Certificates, Series 2015-HULA
271521599	Hualalai Investors, LLC.	Four Seasons Hualalai A3	GSCCRE Commercial Mortgage Trust 2015-HULA Commercial Mortgage Pass-Through Certificates, Series 2015-HULA
281521599	Hualalai Investors, LLC.	Four Seasons Hualalai A4	GSCCRE Commercial Mortgage Trust 2015-HULA Commercial Mortgage Pass-Through Certificates, Series 2015-HULA
291521599	Hualalai Investors, LLC.	Four Seasons Hualalai A5	GSCCRE Commercial Mortgage Trust 2015-HULA Commercial Mortgage Pass-Through Certificates, Series 2015-HULA
301521599	Hualalai Investors, LLC.	Four Seasons Hualalai A6	GSCCRE Commercial Mortgage Trust 2015-HULA Commercial Mortgage Pass-Through Certificates, Series 2015-HULA
311521599	Hualalai Investors, LLC.	Four Seasons Hualalai A7	GSCCRE Commercial Mortgage Trust 2015-HULA Commercial Mortgage Pass-Through Certificates, Series 2015-HULA
201523538	Deer Run Management, LLC.	Deer Run MHP	Commercial Mortgage Pass-Through Certificates Series 2015-GC34
201523533	Meadowview Management, LLC.	Meadow View Estates MHP	Commercial Mortgage Pass-Through Certificates Series 2015-GC34
201523530	Mill Creek MHP Management, LLC.	Mill Creek Estates	Commercial Mortgage Pass-Through Certificates Series 2015-GC34
221524031	Hudson Element LA, LLC.	Element LA	Commercial Mortgage Pass-Through Certificates Series 2015-GS1
201517274	Landings Shops & Offices, Ltd.	The Landings (Offices)	COMM 2015-LC23 Mortgage Trust Commercial Mortgage Pass-Through Certificates
201524697	SFI Real Estate Holdings LLC	123 Townsend Street	CFCRE 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3
201524556	Eastland Plaza Holding LLC	Eastland Plaza	CFCRE 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3
211524031	Hudson Element LA, LLC	Element LA	CFCRE 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3 (Whole Loan)
221524031	Hudson Element LA, LLC	Element LA	Commercial Mortgage Pass-Through Certificates Series 2016-GS1
231524031	Hudson Element LA, LLC	Element LA	Commercial Mortgage Pass-Through Certificates Series 2016-GC36
241524031	Hudson Element LA, LLC	Element LA	COMM 2016-CCRE28 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-CCRE28
211623513	Di Lido Beach Resort LLC	Ritz Carlton South Beach	CCRESG Commercial Mortgage Trust 2016-HEAT Commercial Mortgage Pass-Through Certificates, Series 2016-HEAT
221623513	Di Lido Beach Resort LLC	Ritz Carlton South Beach	CCRESG Commercial Mortgage Trust 2016-HEAT Commercial Mortgage Pass-Through Certificates, Series 2016-HEAT
201523542	Northwood Manor Management LLC	Northwood Manor	CFCRE 2016-C4 Mortgage Trust Commercial Mortgage Pass-through Certificates, Series 2016-C4
201624747	Moss Gardens LLC	Hurley Way	CFCRE 2016-C4 Mortgage Trust Commercial Mortgage Pass-through Certificates, Series 2016-C4
201626401	Dahn America360 Storage III DST	Athens Sentry Self Storage	CFCRE 2016-C4 Mortgage Trust Commercial Mortgage Pass-through Certificates, Series 2016-C4
201622406	1125 East Johnson, LLC	Johnson Crossing	CFCRE 2016-C4 Mortgage Trust Commercial Mortgage Pass-through Certificates, Series 2016-C4
211523324	34th Street Penn Associates LLC	215 West 34th St. & 218 West 34th St. A1	CFCRE 2016-C4 Mortgage Trust Commercial Mortgage Pass-through Certificates, Series 2016-C4 (Whole Loan)
221523324	34th Street Penn Associates LLC	215 West 34th St. & 218 West 34th St. A2	Commercial Mortgage Pass-Through Certificates Series 2016-GC36
231523324	34th Street Penn Associates LLC	215 West 34th St. & 218 West 34th St. A3	CFCRE 2016-C3 Mortgage Trust Commercial Mortgage Pass-through Certificates, Series 2016-C3
201625067	Bartlett Building LLC	Renaissance Cincinnati A1	CFCRE 2016-C4 Mortgage Trust Commercial Mortgage Pass-through Certificates, Series 2016-C4 (Whole Loan)
211625067	Bartlett Building LLC	Renaissance Cincinnati A1	CFCRE 2016-C4 Mortgage Trust Commercial Mortgage Pass-through Certificates, Series 2016-C4 (Whole Loan)
211626664	Columbia Properties Savannah LLC	Marriott Savannah Riverfront A1-1	Citigroup Commercial Mortgage Trust 2016-C1, Commercial Mortgage Pass-through Certificates, Series 2016-C1
231626664	Columbia Properties Savannah LLC	Marriott Savannah Riverfront A2-1	Citigroup Commercial Mortgage Trust 2016-C1, Commercial Mortgage Pass-through Certificates, Series 2016-C1
251626664	Columbia Properties Savannah LLC	Marriott Savannah Riverfront A3	CFCRE 2016-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C6
261626664	Columbia Properties Savannah LLC	Marriott Savannah Riverfront A4	Citigroup Commercial Mortgage Trust 2016-C1, Commercial Mortgage Pass-through Certificates, Series 2016-C1
221626664	Columbia Properties Savannah LLC	Marriott Savannah Riverfront A1-2	CFCRE 2016-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C6
241626664	Columbia Properties Savannah LLC	Marriott Savannah Riverfront A2-2	Citigroup Commercial Mortgage Trust 2016-C1, Commercial Mortgage Pass-through Certificates, Series 2016-C1
201626524	534 Holland Holdings, LLC	534 Holland	SG Commercial Mortgage Securities Trust 2016-C5 Commercial Mortgage Pass-Through Certificates Series 2016-C5
201627988	CA 1031 Birmingham MOB, DST	Fresenius Birmingham	Citigroup Commercial Mortgage Trust 2016-C3, Commercial Mortgage Pass-through Certificates, Series 2016-C3
201621572	146 North Canal Street, LLC	Ship Canal Office Center	CFCRE 2016-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-C6
201623452	RWN-Colonnade Hotel, LLC	Inn at the Colonnade	CFCRE 2016-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-C6
201626784	1000 K Street Sacramento, LLC	1000 K Street	CFCRE 2016-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-C6
201627456	Barracco Realty, LLC	312-314 Bleecker Street	CFCRE 2016-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-C6
201627948	7th & Pine, LLC	7th & Pine Seattle Retail & Parking	CFCRE 2016-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-C6
201628176	CS 1031 Morganton MOB, DST	Fresenius Morganton	CFCRE 2016-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2016-C6
201628155	Adrian Realty, LLC	Walgreens Adrian	CFCRE 2016-C7 Commercial Mortgage Pass-Through Certificates
201628363	KB Cleveland Dialysis, DST	Fresenius Cleveland	CFCRE 2016-C7 Commercial Mortgage Pass-Through Certificates
201628411	299 Madison Hotel, LLC	Library Hotel	CFCRE 2016-C7 Commercial Mortgage Pass-Through Certificates
201628680	KB Texas Dialysis Portfolio, DST	Fresenius Crockett	CFCRE 2016-C7 Commercial Mortgage Pass-Through Certificates
201628680	KB Texas Dialysis Portfolio, DST	Fresenius Houston	CFCRE 2016-C7 Commercial Mortgage Pass-Through Certificates
201628790	CHL Neenah, LLC	Shopko Neenah	CFCRE 2016-C7 Commercial Mortgage Pass-Through Certificates
201628791	CHL Winona, LLC	Shopko Winona	CFCRE 2016-C7 Commercial Mortgage Pass-Through Certificates
211627959	SRMKIID, LLC	Google Kirkland Campus Phase II	CFCRE 2016-C7 Commercial Mortgage Pass-Through Certificates (Whole Loan)
221627959	SRMKIID, LLC	Google Kirkland Campus Phase II	CFCRE 2016-C7 Commercial Mortgage Pass-Through Certificates (Whole Loan)

Appendix B to Management’s Assessment

Regulation AB Item 1122(d) criteria determined to be not applicable:

• 1122(d)(1)(iii)

• 1122(d)(2)(ii)

• 1122(d)(2)(iii)

• 1122(d)(3)(i)

• 1122(d)(3)(ii)

• 1122(d)(3)(iv)

• 1122(d)(4)(ii)

• 1122(d)(4)(vii)

• 1122(d)(4)(xv)

Appendix C to Management’s Assessment

Regulation AB Item 1122(d) criteria that BPC is under contract to perform the activities required, but for which there were no occurrences of events for the year ended December 31, 2016 that required them to perform such activities:

• 1122(d)(4)(i)

• 1122(d)(4)(iii)

• 1122(d)(4)(vi)

• 1122(d)(4)(viii)

• 1122(d)(4)(xii)

• 1122(d)(4)(xiv)